                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Tom A. Schlossberg
                                        --------------------------------------
                                            Tom A. Schlossberg



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Tom Schlossberg to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified
Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Eugene M. Mannella
                                        --------------------------------------
                                            Eugene M. Mannella



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Eugene M. Mannella to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Patricia L. Sawyer
                                        --------------------------------------
                                            Patricia L. Sawyer



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Patricia L. Sawyer to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Neal M. Jewell
                                        --------------------------------------
                                            Neal M. Jewell



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Neal M. Jewell to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by Diversified Investors Portfolios with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Donald E. Flynn
                                        --------------------------------------
                                            Donald E. Flynn



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Donald E. Flynn to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr